Short-term Loans	12 Months Ended
Dec. 31, 2021
Short-term Loans
Short-term Loans
15.	Short-term Loans

As of December 31, 2020 and 2021, the short-term loans balances represent short-term loan arrangements with banks which were repayable within a maturity term ranging from one week to one year and charged at a fixed interest rates ranging 0.55% and 3.45% per annum. As of December 31, 2020 and 2021, the weighted average interest rate for the outstanding short-term loans was approximately 0.86% and 0.79%, respectively. The short-term loans are denominated in US$, EUR, GBP, CAD, JPY, SEK or CNY.

As of December 31, 2020, certain short-term loans were secured by RMB deposits of the Group in onshore branches of the banks in the amount of RMB1,295.0 million, which was recognized as restricted cash (see Note 2(f)).

On August 9, 2018, the Group entered into a three-year US$500 million syndicated facility agreement with a group of four mandated lead arrangers and bookrunners. The facility is priced at 95 basis points over London interbank offered rate (“LIBOR”) and has a commitment fee of 0.20% on the undrawn portion. There were US$500.0 million and nil of borrowings outstanding under the syndicated facility as of December 31, 2020 and 2021. This syndicated facility agreement was expired on August 9, 2021.

In 2021, the Group also entered into several uncommitted loan credit facility agreements provided by certain financial institutions. As of December 31, 2021, US$1,503.9 million of such credit facilities has not been utilized.

In 2021, the Group also entered into several guarantee agreements in the aggregate amount of US$1,730.0 million in respect of certain credit facilities taken by its subsidiaries. As at December 31, 2021, US$621.7 million of such credit facilities had not been utilized.